Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Frederick M. Capallo, Principal Financial Officer of BIOLASE Technology, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     (i) the Annual Report of the Company on Form 10-K for the period year December 31, 2008 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Frederick M. Capallo Frederick M. Capallo
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)

March 16, 2009